                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): December 21, 1999


                        OIS OPTICAL IMAGING SYSTEMS, INC.
                 (Exact name of issuer as specified in charter)


DELAWARE                            0-16343                       38-2544320
(State or Other Jurisdiction      (Commission                  (I.R.S. Employer
of Incorporation or                   file                      Identification
Organization)                        number)                        Number)


                              47050 FIVE MILE ROAD
                           NORTHVILLE, MICHIGAN 48167
                    (Address of principal executive offices)

                                 (734) 454-5560
              (Registrant's telephone number, including area code)





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ITEM 2 - DISPOSITION OF ASSETS.

         On December 21, 1999, OIS Optical Imaging Systems, Inc., a Delaware corporation ("OIS" or the "Company") sold all of its assets, including its intangible assets, to Guardian Industries Corp., a Delaware corporation ("Guardian") in accordance with the terms of an asset purchase agreement between the parties dated as of December 21, 1999 (the "Asset Purchase Agreement"). The Company received proceeds of approximately $40.6 million for the sale of its assets, consisting of cash of $40.2 million and assumption of liabilities of $0.4 million. Approximately $30.5 million of the proceeds were used to extinguish all outstanding bank debt which was due and payable at December 31, 1999. The bank debt was collateralized by all of the Company's assets and the Company's banks were not willing to extend the maturity of the debt beyond December 31, 1999. A copy of the Asset Purchase Agreement is attached as Exhibit
2.1 to this report. Guardian, through its majority-owned subsidiary, GD Investments Corp., holds approximately 79.6% of the outstanding shares of the Company's common stock and all of the outstanding shares (91,137) of the Company's Series B cumulative preferred stock.

         The proceeds received pursuant to the Asset Purchase Agreement described above were allocated as follows: $0.1 million to accounts receivable; $0.7 million to inventory; $14.1 million to property and equipment; and $25.3 million to the Company's intellectual property assets (the "IP Assets"), which were independently appraised. The proceeds were used to repay approximately $29.8 million in outstanding bank debt, $0.7 million in accrued interest on outstanding bank debt and to repay Guardian approximately $10.1 million in advances previously made to the Company under a tax sharing agreement. The Company recognized a gain of approximately $16.4 million (net of tax expense of approximately $8.9 million) on the sale of the IP Assets. All other assets were sold for approximately book value, as adjusted under liquidation basis accounting. Had the Asset Purchase Agreement been consummated as of either June 30, 1999 or September 30, 1999, the dates of the Company's most recent year end and interim financial statements, respectively, the amounts disclosed above would not have been materially different. Had the Asset Purchase Agreement been consumated as of July 1, 1998, the beginning of the most recent period presented, the effects would have been as disclosed in Item 7 of this report. As a result of this transaction, the Company no longer has any operating assets. Pro forma financial statements reflecting the transaction described above are set forth in Item 7 of this report.

         Prior to the sale of all of its assets to Guardian, the Company was involved in negotiations with a world-wide liquid crystal display manufacturer regarding the sale and licensing of certain of the Company's IP Assets. However, when it became clear to the Company that the sale and licensing of those IP Assets to such third party might not be completed by December 31, 1999, the date upon which the Company's outstanding bank debt was due and payable, Guardian agreed to purchase the Company's assets, enabling the Company to pay its outstanding bank debt and certain other liabilities, and for Guardian to complete on its own behalf the sale and licensing of such IP Assets to such third party on the same terms as were negotiated with the Company.

         The disposition of the Company's assets described in this report were effected in connection with a Plan of Liquidation and Dissolution (the "Plan of Liquidation"), pursuant to which all of the Company's assets are to be liquidated and the Company dissolved in accordance with the Delaware General Corporation Law. The Plan of Liquidation was approved by the Company's Board of Directors on November 11, 1998 and became effective upon the approval of the stockholders of the Company at the Company's annual meeting of stockholders on March 31, 1999.

         Pursuant to the Plan of Liquidation, the Company filed a certificate of dissolution with the Secretary of State of the State of Delaware (the "Certificate of Dissolution"), which was accepted by the Secretary of State of the State of Delaware on December 17, 1999. As a result, the Company's existence under Delaware law will continue only for the limited purpose of winding-up its affairs and discharging or making provisions for the discharge of its liabilities with creditors. Based on the proceeds received from the sale of all of its assets as described in this report and the amounts of the Company's outstanding



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liabilities, as previously announced in its filings, there will be no funds or assets available to make distributions to its preferred or common stockholders.

         As more fully described in its previous filings, on September 18, 1998, the Company ceased its manufacturing operation in accordance with a plant shut-down approved by its Board of Directors. Before it discontinued operations on September 18, 1998, the Company manufactured and sold active matrix liquid crystal displays, primarily to the commercial and military avionics markets.

         This report, including the press release attached hereto, contains statements that are not based on historical fact and are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Among other things, they regard the Company's liquidity, financial condition, liquidation of assets and dissolution. Words or phrases denoting the anticipated results of future events, such as "anticipate," "believe," "estimate," "expects," "may," "not considered likely," "are expected to," "will continue," "project," and similar expressions that denote uncertainty are intended to identify such forward-looking statements. Additionally, from time to time, the Company or its representatives have made or may make oral or written forward-looking statements. Such forward-looking statements may be included in various filings made by the Company with the Securities and Exchange Commission, or in other press releases or oral statements made by or with the approval of an authorized executive officer of the Company. The Company's actual results, performance or achievements could differ materially from the results expressed in, or implied by, such forward-looking statements: (1) as a result of risks and uncertainties identified in the Company's publicly filed reports; (2) as a result of risks associated with its liquidation and dissolution; (3) as a result of factors over which the Company has no control; and/or (4) if the factors on which the Company's conclusions are based do not conform to the Company's expectations.

ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(b)      Pro Forma Financial Information.

         The following pro forma statements of changes in net assets include adjustments to show the effect of the above transaction as if it had happened at the beginning of the periods presented:

         PRO FORMA STATEMENT OF CHANGES IN NET ASSETS
    FOR THE PERIOD FROM JULY 1, 1999 TO SEPTEMBER 30, 1999


                                                    AS REPORTED             PRO-FORMA             PRO-
                                                                           ADJUSTMENTS            FORMA
                                                  -------------------   ----------------------    -----------
Net Asset Deficiency at June 30, 1999               $(24,866,756)           $24,866,756       A    $   -

Costs and expenses incurred during closure:
  Interest expense, net of tax benefit of
  $121,000                                              (224,445)               224,445       B        -

Legal expense, net of tax benefit of $15,000             (26,781)                26,781       C        -
                                                          ------                 ------

Net Deficiency at September 30, 1999                $(25,117,982)           $25,117,982            $
                                                                                                       -
                                                  ===================   ======================    ===========


(A) The pro-forma effect on Net Asset Deficiency at June 30, 1999 is composed of the following adjustments:

Recognition of Gain on sale of intellectual property, net of tax
effect of approximately $9,041,000                                   $16,775,756
Reduction of closure accrual due to change in timing of


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liquidation, net of tax effect of approximately $629,000              1,169,000
Reduction of subordinated debt and accrued interest thereon
to liquidation value, net of tax effect of approximately $4,200,000   6,922,000
                                                                    ------------

                                                                    $24,866,756
                                                                    ------------


(A) Reduction of interest expense incurred during first fiscal quarter due to repayment of debt as of June 30, 1999, net of tax effect of $121,000.

(B) Reduction of legal expenses incurred during first fiscal quarter due to change in timing of liquidation.

          PRO FORMA STATEMENT OF CHANGES IN NET ASSETS
       FOR THE PERIOD FROM JUNE 30, 1998 TO JUNE 30, 1999

                                                                 HISTORICAL                 PRO FORMA             PRO
                                                                 06/30/99                  ADJUSTMENTS            FORMA
                                                                 --------                  -----------            06/30/99
                                                                                                                  --------
Stockholders' deficit at June 30, 1998
(going concern historical cost basis)                             $(11,339,920)             $11,339,920      A    $  -

Net loss from operations for the period from July 1, 1998 to
September 18, 1998                                                  (4,624,961)               4,624,961      B       -
Gain from termination of Deferred Compensation                          248,012               (248,012)      C       -
                                                                 --------------------      -----------------      -------------

Stockholders' deficit at September 18, 1998 (going concern
historical cost basis)                                             (15,716,869)              15,716,869              -

Loss from discontinuance of manufacturing operations on
September 18, 1998, net of tax estimated tax benefit of                                                      D
$1,826,000                                                          (3,802,234)               3,802,234              -

Termination of subsidy                                                2,775,000             (2,775,000)      E       -

Aggregate revisions of property, plant and equipment to
liquidation basis, net of tax benefit of $2,336,000                 (4,337,194)               4,337,194      F       -

Reduction of inventory to liquidation basis, net of estimated
tax benefit of $180,000                                               (514,142)                 514,142      F       -

Aggregate revisions to accounts receivable to liquidation                                                            -
basis, net of tax benefit of $250,000                                 (465,000)                 465,000      F

Aggregate revisions to closure accrual, net of tax benefit
of $673,000                                                         (1,251,000)               1,251,000      D       -

Gain from leasing manufacturing facility, net of tax expense
of $206,000                                                             382,000               (382,000)      G       -

Costs and expenses incurred during closure:
     Interest expense, net of tax benefit of $786,000               (1,462,438)               1,462,438      H       -
     Legal expense, net of tax benefit of $256,000                    (474,879)                 474,879      H       -



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
Net Deficiency at June 30, 1999                                   $(24,866,756)             $24,866,756            $    -
                                                                 ====================   =====================    ==============


(A) The pro forma effect on Stockholders' deficit at June 30, 1998 is composed of the following adjustments:

Recognition of Gain on sale of intellectual property, net of tax
effect of approximately $9,041,000                                 $16,775,756
Termination of subsidy                                              2,800,000
Accrual of preferred stock dividends                                8,235,836
                                                                 ---------------

                                                                   $ 11,339,920
                                                                 ===============

(A) As all operating assets would have been disposed of as of June 30, 1998, no operations would have occurred during this period.

(B) As all employees would have been terminated as of June 30, 1998, no deferred compensation would exist during the period.

(C) As operations would have terminated as of June 30, 1998, no closure accrual would be required.

(D) The termination of the subsidy would have occurred as of June 30, 1998.

(E) No reductions to liquidation value would have been required as the asset purchase price was based on carrying values as of the date of the purchase.

(F) As the facility would not have been owned by the Company during fiscal 1999, no rental income would have been earned.

(G) The Company would have ceased to have any operations, accordingly no interest or legal costs would have been incurred during the year ended June 30, 1999

         The following pro forma statement of net assets includes adjustments to show the effect of the transaction as if it had happened on September 30, 1999

               OIS OPTICAL IMAGING SYSTEMS, INC.
          STATEMENT OF NET ASSETS (LIQUIDATION BASIS)
                   AS OF SEPTEMBER 30, 1999

                                                                                               PRO-
                                                  FINAL              PRO FORMA                 FORMA
ASSETS                                         09/30/99             ADJUSTMENTS       REFS     09/30/99
------                                         --------             -----------       ----     --------
                                                                                               $  -
    Cash and Cash Equivalents            $     (136,850)          $     136,850         A

    Accounts Receivable                         149,841                (149,841)        B         -

    Inventory                                 1,719,461              (1,719,461)        B         -

    Prepaids and other assets                   116,655                (116,655)        B         -

    Property and equipment, net              13,609,533             (13,609,533)        C         -

    Deferred income taxes                    12,033,000             (12,033,000)        D         -
                                         ------------------       ------------------- -        -------------

         Total Assets                        27,491,640             (27,491,640)
                                         ------------------       ------------------- -        -------------

LIABILITIES
      Accounts Payable                           34,137                 (34,137)        H         -


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
       Accrued Liabilities                          -                                             -
       Accrued Interest                       1,236,500                 (1,236,500)     F         -
       Accrued Closure Costs                    494,000                   (494,000)     I
       Bank Debt (Not revalued to            29,750,000                (29,750,000)     E         -
       liquidation value)
       Subordinated Note payable to
       Affiliate (Not revalued to
       liquidation value)                    12,000,000                (12,000,000)     F         -
       Income taxes payable to
       affiliate                              9,094,985                 (9,094,985)     G         -
                                          ------------------      --------------------          -------------

      Total Liabilities                      52,609,622                (52,609,622)               -

                                          ------------------      --------------------          -------------

      Net Assets (Deficiency)              $(25,117,982)               $25,117,982              $ -
                                          ==================      ====================          =============


(A) The pro forma effect on cash is composed of the following:

Proceeds from sales of asset (difference from actual cash
  received represents changes in working capital)                  $41,426,494
Payment of trade accounts payable                                     (34,137)
Repayment of bank debt                                            (29,750,000)
Repayment of accrued interest                                        (917,522)
Repayment of advances under tax sharing agreement                 (10,587,985)
                                                           ---------------------

                                                                $      136,850
                                                           =====================

(A) Represents the purchase of working capital at their book values on September 30, 1999.

(B) Represents the purchase of property and equipment at their book values on September 30, 1999

(C)  Represents realization of deferred income taxes due to the transaction.

(D) Represents repayment of bank debt assumed to happen concurrently with the transaction.

(E) Represents write down to liquidation value of subordinated debt and accrued interest thereon due to the transaction, net of repayments of approximately $918,000.

(F) The pro forma effect on income taxes payable to affiliate is composed of the following:

Increase in income taxes payable to affiliate due to tax effect of
  gain on sale of intellectual property                             $ 9,041,000
Increase in income taxes payable to affiliate due to tax effect of write down to liquidation value of subordinated debt and accrued
  interest                                                            4,312,000
Increase in income taxes payable to affiliate due to tax effect of
  reversal of closure accrual due to change in timing of liquidation    173,000
Realization of deferred income taxes                                (12,033,000)
Repayment of income taxes payable to affiliate                      (10,587,985)
                                                                   -------------

                                                                   $ (9,094,985)
                                                                   =============

(A) Represents assumptions that trade accounts payable were paid at time of transaction.

(B) Represents reduction in closure accrual due to change in timing of liquidation.



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


(C) Exhibits.

Exhibit No.           Description

2.1 Asset Purchase Agreement dated as of December 21, 1999 by and between OIS and Guardian (incorporated herein by reference to Exhibit 2.1 to the Company's Form 8-K filed with the Securities and Exchange Commission on February 7,
                      2000).

2.2 OIS Plan of Liquidation and Dissolution (incorporated herein by reference to Exhibit A of the Company's definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 10, 1999).

99 OIS Press Release dated January 5, 2000 (incorporated herein by reference to Exhibit 99 of the Company's Form 8-K filed with the Securities and Exchange Commission on February 7, 2000).



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


SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                 OIS OPTICAL IMAGING SYSTEMS, INC.


Date: March 2, 2000              By: /s/ Charles C. Wilson
                                     -------------------------------------------
                                           Charles C. Wilson
                                           President and Chief Financial Officer
                                           (Principal Financial and Accounting
                                           Officer)



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INDEX TO EXHIBITS


Exhibit No.           Description

2.1 Asset Purchase Agreement dated as of December 21, 1999 by and between OIS and Guardian (incorporated herein by reference to Exhibit 2.1 to the Company's Form 8-K filed with the Securities and Exchange Commission on February 7,
                      2000).

2.2 OIS Plan of Liquidation and Dissolution (incorporated herein by reference to Exhibit A of the Company's definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 10, 1999).

99 OIS Press Release dated January 5, 2000 (incorporated herein by reference to Exhibit 99 of the Company's Form 8-K filed with the Securities and Exchange Commission on February 7, 2000).





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